EXHIBIT 32.2

                       CERTIFICATION BY DAVID P. WILLIAMS
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Executive Vice President and Chief Financial Officer of Chemed Corporation ("Company"), does hereby certify that:

         1) the Company's Quarterly Report of Form 10-Q for the quarter ending June 30, 2008 ("Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   July 30, 2008                           /s/ David P. Williams
         -----------------------                 ---------------------
                                                 David P. Williams
                                                 (Executive Vice President and
                                                 Chief Financial Officer)




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